Exhibit 99.13a

                                                                  EXECUTION COPY


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of March 1, 2007, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), Wilmington Finance, Inc., as seller (the "Seller"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2007-6XS (the "Trust").

                                    RECITALS

     WHEREAS MSMCI and the Seller have entered into a certain Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2006 (the "Purchase Agreement"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Purchase Agreement;

     WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Purchase Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

     WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

     1.   Assignment and Assumption

     (a) On and as of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Purchase Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

          MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Purchase Agreement which are not the Specified Mortgage Loans. In addition, MSMCI specifically reserves and does not assign to the Depositor hereunder any and all of its rights and obligations under Subsections 33.03(e) and 33.04(c) of the Purchase Agreement, including as they relate to the Specified Mortgage Loans.

     (b) On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Purchase Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

     (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective


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ownership interests of the Depositor and the Trustee in the Specified Mortgage
Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

     2.   Recognition of Trustee

     (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans. It is the intention of the Seller, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

     (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Purchase Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Purchase Agreement and its rights concerning waivers as set forth in
Section 23 of the Purchase Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Purchase Agreement with respect thereto, solely by the Trustee as assignee of MSMCI.

     (c) It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the Assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof (the "Pooling and Servicing Agreement") among the Depositor, the Trustee and Wells Fargo Bank, National Association, as securities administrator and master servicer (the "Securities Administrator"), (ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the Assignee shall be had solely to the assets of the Trust.

     3.   Representations and Warranties

     (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Purchase Agreement or this Assignment.

     (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

     (c) Each of the Depositor, MSMCI and the Seller represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors'



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rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (d) The Seller hereby restates, as of March 30, 2007, the representations and warranties set forth in Subsection 9.01 of the Purchase Agreement and the Seller hereby restates, as of January 31, 2007, the representations and warranties set forth in Subsection 9.02 of the Purchase Agreement (other than the representations and warranties set forth in Subsection 9.02(a), (f), (h),
(ii), (ll), (mm) and (qq) of the Purchase Agreement, with respect to which the Seller hereby restates them as of March 1, 2007), with respect to each of the Specified Mortgage Loans that were sold by it under the Purchase Agreement, to and for the benefit of the Depositor, the securities administrator, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Transfer Date.

     4.   Reporting Obligations; Future Covenants; Indemnification

     (a) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (i) promptly provide to the Depositor and the Securities Administrator written notice of any voluntary or involuntary bankruptcy filing or other proceeding involving the Seller as a debtor and (ii) upon request of MSMCI or the Depositor, written notice regarding all other information required under
Section 33.03(d) of the Purchase Agreement, in each case in substantially in the form of Exhibit II hereto.

     (b) The indemnification and remedy provisions set forth in Section 33.04 of the Purchase Agreement apply to all information provided under this Section 4 by or on behalf of the Seller and will extend to each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including but not limited to each master servicer, if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates (each, an "Indemnified Party") of each of the foregoing and of the Depositor.

     This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

     5.   Continuing Effect

     Except as contemplated hereby, the Purchase Agreement shall remain in full force and effect in accordance with its terms.

     6.   Governing Law

     This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

     7.   Notices

     Any notices or other communications permitted or required under the Purchase Agreement to be made to MSMCI, the Depositor, the Trustee and the Seller shall be made in accordance with the terms of the Purchase Agreement and shall be sent as follows:



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

      In the case of MSMCI:

               Morgan Stanley Mortgage Capital Inc.
               1221 Avenue of the Americas
               New York, New York 10020
               Attention: Morgan Stanley Mortgage Loan Trust 2007-6XS

      With a copy to:

               Morgan Stanley & Co. Incorporated
               1585 Broadway
               New York, New York 10036
               Attention: General Counsel's Office

      In the case of the Depositor:

               Morgan Stanley Capital I Inc.
               1585 Broadway
               New York, New York 10036
               Attention:  Morgan Stanley Mortgage Loan Trust 2007-6XS

      In the case of the Trustee:

               LaSalle Bank National Association
               135 South LaSalle Street, Suite 1511
               Chicago, Illinois 60603
               Attention: Global Securities and Trust Services MSM 2007-6XS

      In the case of the Seller:

               Wilmington Finance Inc.
               401 Plymouth Road, Suite 400
               Plymouth Meeting, Pennsylvania 19462
               Attention:  Carl Messina

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Purchase Agreement.

     8.   Counterparts

     This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

     9.   Definitions

     Any capitalized term used but not defined in this Assignment has the same meaning as in the Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                        MORGAN STANLEY MORTGAGE CAPITAL INC.


                                        By: /s/ Valerie Kay
                                            ---------------------------------
                                            Name:  Valerie Kay
                                            Title: Vice President


                                        MORGAN STANLEY CAPITAL I INC.


                                        By: /s/ Valerie Kay
                                            ---------------------------------
                                            Name:  Valerie Kay
                                            Title: Vice President


                                        WILMINGTON FINANCE, INC.


                                        By: /s/ Carl Messina
                                            ---------------------------------
                                            Name:  Carl Messina
                                            Title: Executive Vice President




Acknowledged and Agreed:

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley Mortgage Loan Trust 2007-6XS


By: /s/ Rita Lopez
    -----------------------------
Name:  Rita Lopez
Title: Vice President


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                                    EXHIBIT I

                             Mortgage Loan Schedule

               [see Schedule A to Pooling and Servicing Agreement]

                                   EXHIBIT II


Additional Disclosure Notification

Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2007-6XS - SEC REPORT PROCESSING

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2007-6XS


RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

     In accordance with Section 4(a) of the Assignment, Assumption and Recognition Agreement, dated as of [date], among Morgan Stanley Capital I Inc., as Depositor, Wilmington Finance, Inc., Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ]. Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

     Any inquiries related to this notification should be directed to [       ],
phone number: [       ]; email address: [      ].

                                        [NAME OF PARTY]
                                        as [role]

                                        By: ___________________________________
                                            Name:
                                            Title: